` NYSE: TBN, ASX: TBN 3Q FY26 Result Presentation Mr. Todd Abbott – Chief Executive Officer North America: May 13, 2026 | Australia: May 14, 2026

The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which include statements on Tamboran Resources Corporation's ("we", "us" or the "Company") opinions, expectations, beliefs, plans objectives, assumptions or projections regarding future events or future results. All statements, other than statements of historical fact included in this presentation regarding our strategy, present and future operations, financial position, estimated revenues and losses, projected costs, estimated reserves, prospects, plans and objectives of management are forward-looking statements. 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Forward looking statements may include statements about, among other things: our business strategy and the successful implementation of our business strategy; our future reserves; our financial strategy, liquidity and capital required for our development programs; estimated natural gas prices; our dividend policy; the timing and amount of future production of natural gas; our drilling and production plans; competition and government regulation; our ability to obtain and retain permits and governmental approvals; legal, regulatory or environmental matters; marketing of natural gas; business or leasehold acquisitions and integration of acquired businesses; our ability to develop our properties; the availability and cost of developing appropriate infrastructure around and transportation to our properties; the availability and cost of drilling rigs, production equipment, supplies, personnel and oilfield services; costs of developing our properties and of conducting our operations; our ability to reach FID and execute and complete our planned pipeline or planned LNG export projects; our anticipated Scope 1, Scope 2 and Scope 3 emissions from our businesses and our plans to offset our Scope 1, Scope 2 and Scope 3 emissions from our business; our ESG strategy and initiatives, including those relating to the generation and marketing of environmental attributes or new products seeking to benefit from ESG related activities; general economic conditions, including cost inflation; credit markets and the ability to obtain future financing on commercially acceptable terms; our ability to expand our business, including through the recruitment and retention of skilled personnel; our dependence on our key management personnel; our future operating results; and our plans, objectives, expectations and intentions. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Tamboran is subject to known and unknown risks, many of which are beyond the ability of Tamboran to control or predict. These risks may include, for example, movements in oil and gas prices, risks associated with the development and operation of the acreage, exchange rate fluctuations, an inability to obtain funding on acceptable terms or at all, loss of key personnel, an inability to obtain appropriate licenses, permits and or/or other approvals, inaccuracies in resource estimates, share market risks and changes in general economic conditions. Such risks may affect actual and future results of Tamboran and its securities. Maps and diagrams contained in this presentation are provided to assist with the identification and description of Tamboran’s interests. The maps and diagrams may not be drawn to scale. This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications or other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Numbers in this report have been rounded. As a result, some figures may differ insignificantly due to rounding and totals reported may differ insignificantly from arithmetic addition of the rounded numbers. All currency amounts are represented as USD unless otherwise stated (AUD/USD exchange rate of 0.65). This presentation does not purport to be all inclusive or to necessarily contain all the information that you may need or desire to perform your analysis. In all cases, you should conduct your own investigation and analysis of the data set forth in this presentation, and should rely solely on your own judgment, review and analysis in evaluating this presentation. This presentation contains trademarks, tradenames and servicemarks of other companies that are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, tradenames and servicemarks to imply relationships with, or endorsement or sponsorship of us by, these other companies. This presentation was approved and authorised for release by Todd Abbott, the Chief Executive Officer of Tamboran Resources Corporation. Disclaimer 2

Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

3Q FY26 highlights

1. Agreed farm-out of ~10,000 acres to DWE, providing a US$28.5 million carry across the Pilot Area and BCDA acreage at similar economic terms to the INPEX/DWE transaction

2. SPCF construction currently 88% complete and progressing on P50 time and budget. The APA-owned SPP undergoing final commissioning ahead of tie-in to SPCF

3. Preparing to commence 2026 Beetaloo Basin program with stimulation at least three wells (SS-3H, -4H & -5H) and drilling of at least two wells (SS-7H & -8H)

4. Upcoming two well program in Santos-operated EP 161 acreage to delineate additional resources in the Beetaloo East depocenter

5. Balance sheet materially strengthened with ~US$219 million capital raise and PIPE transaction (net of fees), supporting optionality for increase in gas sales and delineation of resources

6. Pro forma cash balance of ~US$298 million, including cash balance of US$95 million at March 31, 2026[1] and near-term inflows of US$203 million[2]

(1) Reported cash balance of US$101.9 million less Daly Waters Infrastructure, LP 50% share of restricted cash.

(2) Near term cash inflows include US$15 million from acreage sale to DWE (announced May 2025) and US$188 million (net of fees) from April 2026 public offer and entitlement issue.

3

tamboran RESOURCES

2026 catalysts

Planning most active year in the Beetaloo Basin | First gas sales from the Beetaloo Basin on track for 3Q 2026

✓	3Q 2025	Secured debt facility to fund processing infrastructure, backstopped by the Northern Territory Government
✓	3Q 2025	Reached Final Investment Decision for the SS Pilot Project
✓	4Q 2025	Successfully drilled SS-4H, 5H, 6H and stimulated the SS-6H well
✓	1Q 2026	Announced farmout of BCDA acreage and Pilot Area to DWE (alongside DWE's transaction with INPEX)
✓	1Q 2026	Received court approval to complete Falcon acquisition
✓	2Q 2026	Delivered record peak IP20 flow rate for SS-6H well test
	1H 2026	Stimulate the SS-3H, -4H and -5H wells prior to first sale
	1H 2026	Drill the SS-7H and -8H wells in DWE-operated Southern Pilot Area
	2H 2026	Progress Orion Area joint venture opportunities
	3Q 2026	First gas sales from the SS Pilot Project to Northern Territory
	3Q 2026	Participate in the Jibera South 1H and Newcastle South 1H wells with Santos-operated in EP 161


6H, 5H, 4H
2HST1, 3H
7H, 8H
0
20
40
Kilometers
Ep 161
Jibera
Newcastle
Orion Area
BCDA
NORTHERN TERRITORY
PIPELINE
AMADEUS
STURT PLATEAU
AREA
PILOT
BCDA + ORION
OTHER
HZ WELL
DRILLED
FLOW - TESTED
SOUTH PILOT
STURT FACILITY
2026 SANTOS WELLS

Note: Timing of upcoming catalysts is indicative, and subject to change in the event of unforeseen events and key stakeholder and Joint Venture approvals. Refer to disclaimer on Slide 2.

4

Q&A

Strategic farmout of BCDA with Daly Waters Energy

Recognizes a value premium on Tamboran's core Beetaloo position

1. **Clear value marker for Tamboran's acreage from Japan's largest E&P**
   - Farmout of ~10,000 net acres across the Northern and Southern Pilot Areas and BCDA recognizes the value uplift of Tamboran's core Beetaloo position, with implied acreage value well above recent transactions
2. **Non-dilutive capital to support Tamboran's strategic development initiatives**
   - Staged earn-in for up to ~US$28.5 million via well carries accelerates development while preserving balance sheet strength
3. **Validation of Tamboran's pathway to commercialization of Beetaloo**
   - Transaction follows DWE's strategic JV with INPEX, operator of Ichthys LNG, reinforcing third-party confidence in the Beetaloo Basin and supporting Tamboran's commercialization pathway



0
10
20
Kilometers
Ichthys LNG
NT
Pilot Area
Amadeus
BCDA
NORTHERN TERRITORY
PIPELINE
AMADEUS
STURT PLATEAU
AREA
PILOT
BCDA
OTHER
ICHTHYS TERMINAL

Transaction summary

	Phase 1 – Pilot Area	Phase 2 – BCDA (Election)	Total
Pre-transaction Working Interest	50.0%	12.5%	
Working interest farmed down	5.625%	2.500%	
Net acres	2,277	7,877	**10,154**
Carry commitment (US$ million)	**11.6**	**11.6**	**23.2**
Additional milestone carry (US$ million)[(1)]	**-**	**5.3**	**5.3**

(1) Subject to DWE electing to progress to Phase 2 of the Farmout Agreement.

6

Sturt Plateau Compression Facility construction 88% complete and within P50 budget and schedule 7 SPCF construction activities (April 2026) − The SPCF project remains within P50 budget and schedule − 88% complete at end April 2026 − Electrical work 64% and pipeline connection 55% complete − Funding up to the P90 cost estimate of the SPCF is supported by US$118 million (gross to JV) facility with a consortium of lenders (announced September 2025) − Financing facility guaranteed by the NTG for Tamboran’s 50% share of the debt facility (up to A$75 million) − US$46 million (gross to JV) drawn from facility at March 31, 2026, with US$77 million undrawn − On track to commence commissioning in 3Q 2026 − During commissioning period, Tamboran will sell gas for 75% of the contract price

EP 161 upcoming activity Santos stating Beetaloo Basin gas as LNG backfill for GLNG and DLNG in the early 2030s | Targeting FID by mid-2029 8 − Santos (ASX: STO) planning two 10,000-foot horizontal well, Jibera South 1H and Newcastle South 1H in EP 161 (Tamboran 25% non-operator) in 2026 − Ensign Rig 971 contracted and to be mobilized to the Beetaloo Basin for 3Q 2026 drilling operations − Both wells planning to be stimulated with up to 60 stages − Planned to be flow tested over 12-month period − Targeting resource delineation in the Beetaloo East depocenter, supported by data points from Mt Brown (formerly Tanumbirini) (2021) and Maverick (2022) − Santos evaluating backfill opportunities for DLNG (North) and GLNG (East) and already progressing pipeline approvals − Targeting FID in late 2028 or early 2029, targeting first backfill gas by 2033 (as per operator) Mt Brown

9 Tamboran’s funding pathway Funding allows Tamboran to further delineate activities across the Beetaloo East depocenter for future partnerships and development Uses of funds Activity Existing Funding Deliver initial gas sales from SS Pilot Project ✓ SPCF infrastructure funded from syndicated debt facility ✓ Drilling two Commitment Wells with DWE in Southern Pilot Area ✓ Complete Falcon acquisition ✓ Progress key approvals for future large-scale development ✓ Fund Tamboran’s share of BCDA activity being farmed out to DWE (alongside DWE/INPEX farmout) ~US$198 million of capital raised in April 2026 funds 2026 and 2027 growth and appraisal activities(2) Increase production above ~40 MMcf/d into NT gas market Participation in two EP 161 wells with Santos in the Beetaloo East acreage(1) Potential for ongoing funding of Orion Area subject to successful farmout Tamboran funded through to 2028 (1) Based on the current approved work program under EP 161. (2) Tamboran successfully raised ~US$198 million from the April 2026 capital raise to fund these activities, additional funding applied toward projects beyond these initiatives, subject tot Board approval.

Strengthened balance sheet following recent capital raise

Total cash and expected near-term inflows of ~US$298 million at March 31, 2026

- Cash and expected near term cash inflows of ~US$298 million at March 31, 2026(1)
- Drawn debt of US$23 million to fund construction of the SPCF, with undrawn debt of US$39 million at March 31, 2026
- In April 2026, completed Public Offer raising US$188 million (net of fees)
- In January 2026, Tamboran shareholders approved the US$31 million PIPE transaction (net of fees)
- Progressing research and development tax rebates, which if successful, will provide incremental near-term cash inflows
- Balance sheet expected to support activities beyond first gas sales, with further appraisal drilling and resource delineation across the Beetaloo East and West through 2027


3Q FY26 Change in Cash Balance
US$ million
91
(13)
(21)(2)
31
6(3)
1(4)
95
15
188(5)
298
Cash Balance (Dec 31, 2025)
Cash Flow from Operations
Cash Flow from Investing
Issue of Common Stock
Proceeds from Debt
Other
Cash Balance (Mar 31, 2026)
Checker Sale to DWE
April 2026 Capital Raise
Pro Forma Cash Balance

(1) Restricted cash of US$13.8 million (US$6.9 million net to Tamboran) to be used for future interest payments and commitment fees relating to the SPCF syndicated debt facility.
(2) Cash flow from investing includes cash associated with drilling activity and infrastructure; Cash flow from investing adjusted for receivables relating to cash calls due from JV partners and DWE's share of restricted cash.
(3) TBN share of debt proceeds drawn.
(4) Includes lease payments and FX adjustments.
(5) Capital raise amount less fees.

10

Asia needs the stability of Australian LNG

Disrupted Middle East production underscores the importance of Australia's stable LNG supply to Asia. New sources of supply are needed to fill Australian LNG facilities.



1 Supplier of Asian LNG Demand (MTPA)
Rest of the World
116
41%
2024
283 mt
Aus + PNG
89
31%
Middle East(1)
78
28%
At Risk Supply
Stable Supply



2 LNG Shipping Duration to North Asia(2)
Canada:
10 days
Mexico:
10–14 days
UAE:
15–16 days
Australia / PNG:
6–9 days
US East:
24 days (via Panama),
38 days (via Cape)



3 Declining LNG Facility Capacity Usage
(Eastern and Northern Aus, excluding expansion)
Utilised
Ullage
Potential Expansion
5.0
0.6
4.4
New source of gas needed
5.5
2.5
3.0
2027
2037
Bcf/d

1. Australia has been reliably supplying Asia since 1989. In 2024, Australia and Papua New Guinea contributed 31% to Asian LNG demand

2. Australia is well located to meet growing energy demand forecasts in Asia. Proximity to market allows for lower transport costs, lower emissions and shorter timeframes compared to alternate supply routes

3. Ullage is growing in East and North Australian LNG as existing Australian LNG gas feedstock depletes into the 2030s. Australian LNG facilities are expected to be underutilized which the Beetaloo is well positioned to capitalize on

Source: Woodmac, Company Estimates, IGU World LNG Report – 2025 Edition.
(1) Middle East represents Oman, Qatar and UAE.
(2) Kpler – platform for global trade intelligence. Estimated shipping duration to Futtsu Japan at a vessel speed of 17 knots. November 2023.
(3) Assumes 10% debottlenecking potential is realized, excludes permitted expansion.

11

- 0.2 0.4 0.6 0.8 1.0 1.2 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 V o lu m e ( B c f/ d ) Australian Southern State Supply/Demand Balance(1) Existing and Committed Supply Anticipated Supply Flow from North Daily Average Demand 12 (1) Source: Australian Energy Market Operator (AEMO) 2026 Gas Statement of Opportunities (March 26, 2026), p.72. (2) Source: Australian Energy Market Operator (AEMO) 2026 Gas Statement of Opportunities (March 26, 2026), p.79. LNG export capacity of 25.3 MTPA + 10% for fuel. Excludes Uncertain Supply. Emerging LNG ullage within the 25.3 MTPA of LNG projects in Queensland, Australia Favorable East Coast gas market dynamics Emerging shortfall on Australia’s East Coast of ~1.2 Bcf/d from 2035 due to declining local production Shortfall opportunity for Beetaloo Basin gas - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 V o lu m e ( B c f/ d ) Ullage available at Gladstone LNG facilities(2) LNG Exporters' Committed Supply LNG Exporters' Anticipated Supply LNG Exporters' Domestic Third Party Gas LNG Export Capacity Ullage available for Beetaloo Basin gas via LNG at Gladstone Limited northern supply and pipeline capacity to meet southern market demand

13 Phase 2 – East Coast domestic gas price ~US$9.20 per mcf average contracted price for East Coast producers in 2027 | >158% higher than Henry Hub − Majority of gas volumes on Australia’s East Coast are contracted business-to-business, with limited spot market − AEMO has reported a shift away from commodity-linked GSAs towards fixed-price GSAs in recent years − Higher prices reflect lack of investment in new domestic gas supply and longer transport route to market − Pricing confidential, however the ACCC releases gas offer and bid ranges throughout the year − In March 2026, the ACCC announced average contracted East Coast price of ~US$9.20 per mcf between July and December 2025 for supply in 2027, a ~158% premium to Henry Hub pricing during that period 8.84 8.33 9.20 9.44 10.09 9.45 - 2 4 6 8 10 12 Jan - Jun 2025 Jul - Sept 2025 Oct - Dec 2025 Jan - Jun 2025 Jul - Sept 2025 Oct - Dec 2025 G a s P ri c e ( U S $ p e r m c f) Agreed gas prices to the East Coast market for 2027 supply(1) Producer Range Retailer Range US$ per MMBtu Jul – Dec’25 ACCC Reported Producer Offers(1) 9.20 Henry Hub(2) 3.56 Australian East Coast gas premium 158% (1) Source: ACCC Gas Inquiry (2017 – 2030): Interim Update on East Coast gas market – March 2026 (p.19). (2) Bloomberg (between July 1, 2025 and December 31, 2025).

Glossary AEMO Australian Energy Market Operator AGP Amadeus Gas Pipeline APA APA Group (ASX: APA) APLNG Australia Pacific LNG BCDA Beetaloo Central Development Area (TBN 10% interest) Bcf Billion Cubic Feet BJV Beetaloo Joint Venture (TBN, DWE and Falcon Oil & Gas Australia Limited) Bpm Barrels per minute CDI Chess Depositary Interest (200 CDIs = 1 NYSE Common Stock) CSG Coal Seam Gas DWE Daly Waters Energy, LP (Daly Waters Energy, LP are 100% owned by Formentera Australia Fund, LP, which is managed by Formentera Partners, LP, a private equity firm of which Bryan Sheffield serves as managing partner) EP Exploration Permit EPC Engineering, Procurement and Construction FEED Front End Engineering Design FID Final Investment Decision ft Feet GSA Gas Sales Agreement H&P Helmerich & Payne 14 IP90 Average production rate over the first 90 days of production JV Joint Venture LNG Liquefied Natural Gas MTPA Million tonnes per annum MMcf/d Million cubic feet per day NT Northern Territory NTH Native Title Holders PJ Petajoule PL Production Licence SS Shenandoah South SPCF Sturt Plateau Compression Facility SPP Sturt Plateau Pipeline TBN Tamboran Resources Corporation TD Total Depth TJ/d Terajoule per day